UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 1, 2022
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2022, Evolent Health, Inc. (the “Company”) announced that Dan McCarthy has been named President of the Company, effective September 15, 2022. Mr. McCarthy, 38, has served as CEO of New Century Health, a subsidiary of the Company, since 2019, and will continue to serve in this role. Prior to becoming CEO of New Century Health, Mr. McCarthy held multiple leadership roles within the Company including Senior Vice President in Partner Development and also as Chief Growth Officer for New Century Health since joining the Company in 2014.

In connection with Mr. McCarthy’s promotion, Mr. McCarthy’s annual base salary has been increased to $460,000. He will be eligible to participate in the Company’s annual performance-based short-term cash incentive plan with a target bonus of up to 175% of his base compensation in respect of the year ending December 31, 2022. Mr. McCarthy will also be entitled to receive awards under the Company’s stock incentive plans at the discretion of the Board of Directors or the Compensation Committee of the Board of Directors.

There are no arrangements or understandings between Mr. McCarthy and any other person pursuant to which he was appointed as an officer of the Company. There are no family relationships between Mr. McCarthy and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In addition, on September 6, 2022, the Company announced that Frank Williams has expressed his intent not to stand for re-election at the Company’s 2023 Annual Meeting. Mr. Williams will continue to serve as a director until the 2023 Annual Meeting. The decision of Mr. Williams was not due to any disagreement relating to matters concerning the Company’s operations, policies or practices, and the Board is greatly appreciative of Mr. Williams’ guidance, leadership and commitment to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

Date: September 6, 2022	By:	/s/ Jonathan D. Weinberg
	Name:	Jonathan D. Weinberg
	Title:	General Counsel and Secretary